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                      SUBSIDIARIES OF ARCH CHEMICALS, INC.(1)
                           (as of December 31, 2002)


SUBSIDIARY                             JURISDICTION        PERCENTAGE OF
                                       WHERE ORGANIZED     DIRECT/INDIRECT
                                                           OWNERSHIP BY ARCH OF
                                                           VOTING SECURITIES

Arch Acquisition, LLC                    Delaware                     100%
__________________________________________________________________________

Arch Asia Holdings, Ltd.                 Republic of Mauritius        100%
__________________________________________________________________________

Arch Chemicals B.V.                      The Netherlands              100%
__________________________________________________________________________

Arch Chemicals California                Delaware                     100%
Holdings, Inc.
__________________________________________________________________________

Arch Chemicals Canada, Inc.              Canada                       100%
__________________________________________________________________________

Arch Chemicals Coatings Singapore        Singapore                    100%
Pte Ltd
__________________________________________________________________________

Arch Chemicals Far East, Limited         Delaware                     100%
__________________________________________________________________________

Arch Chemicals GmbH                      Germany                      100%
__________________________________________________________________________

Arch Chemicals Holdings, Inc.            Virginia                     100%
__________________________________________________________________________

Arch Chemicals (Hong Kong) Limited       Hong Kong                    100%
__________________________________________________________________________

Arch Chemicals Japan, Inc.               Japan                        100%
__________________________________________________________________________

Arch Chemicals Limited                   United Kingdom               100%
__________________________________________________________________________

Arch Chemicals NV                        Belgium                      100%
__________________________________________________________________________

Arch Chemicals Receivables Corp.         Delaware                     100%
__________________________________________________________________________

Arch Chemicals S.A.                      France                       100%
__________________________________________________________________________

Arch Chemicals Singapore Pte Ltd         Singapore                    100%
__________________________________________________________________________

Arch Chemicals S.R.L.                    Italy                        100%
__________________________________________________________________________

Arch Chemicals Specialty Products, Inc.  Delaware                     100%
__________________________________________________________________________

Arch Chemicals (Suzhou) Co., Ltd.        People's Republic of China   100%
__________________________________________________________________________

Arch Chemicals UK Holdings Limited       United Kingdom               100%
__________________________________________________________________________

Arch Coatings Espana, S.L.               Spain                        100%
__________________________________________________________________________

Arch Coatings France SA                  France                       100%
__________________________________________________________________________

Arch Coatings Italia S.p.A.              Italy                        100%
__________________________________________________________________________

Arch Color S.p.A.                        Italy                        100%
__________________________________________________________________________

Arch Electronic Chemicals, Inc.          Pennsylvania                 100%
__________________________________________________________________________

Arch Export Trading Corporation          Barbados                     100%
__________________________________________________________________________

Arch Investments France SA               France                       100%
__________________________________________________________________________

Arch Kimya A.S.                          Turkey                       100%
__________________________________________________________________________

Arch Overseas Finance N.V.               Belgium                      100%
__________________________________________________________________________

Arch Personal Care Products, L.P.        New Jersey                   100%
__________________________________________________________________________

Arch Quimica Andina C.A.                 Venezuela                    100%
__________________________________________________________________________

Arch Quimica Argentina S.R.L.            Argentina                    100%
__________________________________________________________________________

Arch Quimica Brasil Ltda.                Brazil                       100%
__________________________________________________________________________

Arch Semiconductor Chemicals GmbH        Germany                      100%
__________________________________________________________________________

Arch Semiconductor Chemicals Limited     United Kingdom               100%
__________________________________________________________________________

Arch Semiconductor Chemicals S.A.S.      France                       100%
__________________________________________________________________________

Arch Specialty Chemicals, Inc.           Delaware                     100%
__________________________________________________________________________

Arch Timber Protection AB                Sweden                       100%
__________________________________________________________________________

Arch Timber Protection B.V.              The Netherlands              100%
__________________________________________________________________________

Arch Timber Protection NV/SA             Belgium                      100%
__________________________________________________________________________

Arch Water Products France S.A.S.        France                       100%
__________________________________________________________________________

Arch Wood Protection Canada Corp.        Canada                       100%
__________________________________________________________________________

Arch Wood Protection, Inc.               Delaware                     100%
__________________________________________________________________________

Doe Run Gas Marketing Company            Kentucky                     100%
__________________________________________________________________________

Doe Run Gas Transmission Company         Kentucky                     100%
__________________________________________________________________________

FKP, Inc.                                Delaware                     100%
__________________________________________________________________________

Hickson Chemical Holdings (Pty) Ltd.     South Africa                 100%
__________________________________________________________________________

Hickson Finance, Inc.                    Delaware                     100%
__________________________________________________________________________

Hickson Insurance Limited                United Kingdom               100%
__________________________________________________________________________

Hickson International Limited            United Kingdom               100%
__________________________________________________________________________

Hickson Investments Limited              United Kingdom               100%
__________________________________________________________________________

Hickson Limited                          United Kingdom               100%
__________________________________________________________________________

Hickson Nederland BV                     The Netherlands              100%
__________________________________________________________________________

Hickson (USA) Corp.                      Delaware                     100%
__________________________________________________________________________

Hydromen Espana, S.L.                    Spain                        100%
__________________________________________________________________________

Inversiones Hickson Chile SA             Chile                        100%
__________________________________________________________________________

(1) There are omitted from the list the names of certain subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.